                                                                   Exhibit 10.18


                          AGREEMENT TO GUARANTEE LOANS

This Agreement is entered into as of the 20th day of February, 2002, by and between the FINANCE AUTHORITY OF MAINE (the "Authority'), a body politic and corporate and a public instrumentality of the State of Maine created by P.L. 1983, c. 519, with a mailing address of PO Box 949, Augusta, Maine 04332-0949 and STUDENT LOAN FINANCE CORPORATION AND SUBSIDIARIES (US BANK, TRUST) a banking institution authorized to do business in the State of SOUTH DAKOTA, with a mailing address of 105 SOUTHWEST FIRST AVENUE, ABERDEEN, SD 57401-4173 (the "Lender").

WHEREAS, the Lender has full legal power and authority to contract for the performance of the Guarantee services provided by the Authority, qualifies as an Eligible Lender under one or more of the Programs, fulfilling such criteria as have been set forth by Federal law and regulation, State law or Rule, and those set forth by the Authority pertaining to the Programs and is prepared to engage in the transactions contemplated by this Agreement; and

WHEREAS, the Lender is willing to make loans and/or extend financial credit to Borrowers as such are defined in this Agreement, under Federal or State law or regulation, and in the policies of the Authority, and the Authority is willing to guarantee the payment of principal and interest in the event of the Borrower's default of repayment in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the Authority and the Lender agree as follows:

                                   SECTION 1:

Definitions: As used herein, the following words shall have the meanings respectively indicated. Any word not defined herein shall have the same meaning as provided in the Act or the Rule.

"Act" means Part B of Title IV of the Higher Education Act of 1965, (20 U.S.C. 1071 et seq.) as amended and in effect from time to time, or any successor enactment thereto, and the effective regulations promulgated thereunder, and any binding directives issued by the U.S. Department of Education.

"Approved Note" means a Promissory Note or Repayment Schedule guaranteed by the Authority.

"Agreement" means this Agreement to Guarantee Loans, including any schedules and amendments.

"Borrower" means any person or persons executing an Application and Promissory
Note individually or jointly for the purpose of obtaining funds from the Lender under one of the Programs authorized by this Agreement for the use of an Eligible Student. All Borrowers shall be "Eligible Borrowers' as de tined in the Act.

"Default" means the failure of the Borrower to repay borrowed amounts when due, the failure of the Borrower to comply with the terms of the Application and Promissory Note, or the occurrence of any event which constitutes an event of default under the Act.

"Due Diligence" means the utilization by the Lender of policies, practices and procedures in the origination, servicing and collection of loans which are consistent with the Lenders policies, practices and procedures which are in accord with sound lending practices utilized throughout the consumer lending industry and which comply with the requirements of Federal law, State law and regulation and the Authority policies. DUE DILIGENCE includes, but is not limited to, the remission of guarantee fees to the Authority or its designated Technical Services Provider in an amount and time frame as specified by the Authority.

"Educational Institution" means any institution of post-secondary education that is an "eligible institution" under the Act and is eligible under the Loan Program.

"Eligible Student" means a person who (1) is a citizen of the United States or a permanent resident thereof. (2) is accepted for enrollment or is enrolled and in good standing and making satisfactory progress as defined by the Educational Institution; (3) is carrying at least the academic workload required by the Act and as determined by an Educational Institution; (4) is free from any obligation to repay a defaulted education loan or to repay any overpayment of an education grant (or has made satisfactory arrangements to repay such loan or grant), (5) is otherwise eligible under the Act and the Loan Program; and (6) is borrowing from a Lender who participates in the Programs.

"Federal Reinsurance" means the risk assumed by the Federal government as set forth in the Act.

"Forms" means such application forms, promissory notes and administrative forms as are provided by and/or required by the Authority for participation or use in any of the Programs authorized by this Agreement.

"Guarantee" means a commitment by the Authority to pay to the Lender a percentage of the unpaid principal and accrued interest as may be provided by the terms of each Program after submission by the Lender of a valid claim and evidence that the Lender has exercised Due Diligence in its origination, servicing and collection and that the necessary documents have been submitted to the Authority in the form required and within the applicable time periods.

"Guarantee Fee" means a percentage charge based on the principal loan amount, which is collected from the Lender by the Technical Services Provider. The Lender may cause that charge, or a portion of that charge, to be passed on to the Borrower.

"Guarantee Reserve" means an account established under Section 422A of the Act and maintained by the Authority for the guarantee of loans and payment of claims in accordance with the terns of this Agreement.

"Lender" a bank or other eligible type of financial institution that has entered into an agreement with the Authority to make loans to eligible students under the Loan Programs.

"Loan" means a disbursement of money; contingent upon an agreement to repay made to or on behalf of an eligible student pursuant to the Act, the Loan Programs, and the Rule.

"Limitation, Suspension, Termination" mean the restrictions, ineligibility or termination from activity in the Program imposed by the Authority upon the Lender's continued participation in any of the programs authorized by this Agreement. The cause of such restrictions and the process by which such restrictions may be imposed are as set forth by Federal and State law, rule and regulation.

"Loan Programs" or "Programs" means the procedures and policies for implementing and maintaining a Loan Guarantee under the provisions of Federal Family Education Loan Programs as set forth in the Act as applicable by law and regulations and administered by the Authority.

"Rule" means Chapter 602 of the Rules of the Finance Authority of Maine.

"Technical Services Provider" means any entity that provides administrative and technical assistance to the Authority in servicing loans under any of the Programs. This term shall include the Authority, if it provides its own technical and administrative services.

                                   SECTION 2:

                TERMS AND CONDITIONS OF LOANS ORIGINATED AND HELD
                        UNDER THE FEDERAL EDUCATION LOAN
                     PROGRAMS ADMINISTERED BY THE AUTHORITY

2.1. The Authority participates in the Federal Family Education Loan Programs as a nonprofit guarantee agency pursuant to several contractual agreements with the United States Department of Education. These agreements confer eligibility upon the Authority to receive insurance and reinsurance payments in the event of death, disability, bankruptcy, or default.

2.2. The Lender covenants that it will comply with all applicable requirements of the Act, applicable Federal laws including, the Federal Consumer Credit Protection Act, the Equal Credit Opportunity Act and applicable State laws and regulations. Further the Lender will administer the Loan Programs in conformity with sound banking practices and standards of Due Diligence.

2.3. The Lender represents, covenants and warrants that it is and will continue to be so long as this Agreement is in effect an "eligible lender" as that term is defined in the Act and has authorized the execution and delivery of this Agreement.

2.4. In its administration of the Loan Programs, the Lender shall utilize Forms approved and distributed by the Authority and/or by the United States Department of Education. The Lender shall collect such fees as may be required of the Borrower by the Authority, or the United States Department of Education for the Loan Programs.

2.5 In the event of the default, death, total and permanent disability or discharge in bankruptcy of a Borrower, as such events are defined in the Act, the Authority will accept a claim for payment upon its Guarantee and, if satisfied that standards of Due Diligence as provided in the Act have been met make payment to the Lender in an amount equal to the outstanding and unpaid principal amount plus interest accrued since the date of last payment or maturity to the date of payment by the Authority, to the extent that each and any such payment does not exceed the maximum amount authorized by the Authority or the Act, provided, however, that the Authority is obligated to make payments under this Agreement solely from the revenues or other funds of the Guarantee Reserve. Payments and obligations shall not constitute any debt or liability of the State or of any municipality therein or any political subdivision thereof, or of the Authority or a pledge of the faith and credit of the State or of any such municipality or political subdivision, but shall be payable solely from and to the extent of the Guarantee Reserve.

2.6. A note evidencing a loan made to a Student by the Lender pursuant to the Program shall become an Approved Note only upon payment to the Authority or its designated Technical Services Provider of any required Guarantee Fee; provided, however, that a note cannot be an Approved Note if.

(a) the guarantee of that note would cause the aggregate amount of unpaid principal and interest of all notes guaranteed by the Authority to exceed the maximum dollar amount which may then be supported by its Guarantee Reserve, or

(b) the Authority in its sole discretion determines that the note does not comply with the procedures and requirements of applicable law and regulations and this Agreement.

2.7. The Lender shall cause all disbursements to be made in a manner authorized by the Act. The Borrower may not authorize anyone, even by power of attorney, to endorse or acknowledge a disbursement on behalf of the Borrower. The Lender shall cause the Loan to be disbursed jointly to the Borrower and the Educational Institution or as otherwise required by the terms of the Loan Program. Disbursement may be made by electronic transfer as provided by Federal or State law, rule or regulation.

2.8. The Lender agrees that it will prepare and make available such reports or other information as may be reasonably required by the Authority or the United States Department of Education and further, that independent auditors or authorized representatives of the Authority or such Department shall have access to the operations and financial records and procedures pertaining to the Loan Programs administered by the Authority.

2.9. The Lender agrees that if it shall violate or fail to comply with any applicable law or governmental regulations in respect of a Loan or participation in the Loan Program, then the Lender hereby agrees to assume liability for, and does hereby indemnify, protect and hold harmless the Authority, its successors, assigns, members, officers, agents and servants, from and against any and all liabilities, losses, damages, penalties, claims, actions, expenses and disbursements, including legal fees and expenses, imposed on, incurred by or asserted against them or any of them, in any way relating to or arising out of such violation or failure to comply, regardless of whether the Authority shall have purchased such Loan from the Lender.

2.10. The Lender agrees that if a Lender sells or purchases any Loans guaranteed by the Authority under this Agreement or any other agreement, it must notify the Authority within forty-five (45) days of such transaction.

2.11. The Lender agrees that it will pay the Guarantee Fee as billed by the Authority or by the Technical Services Provider in accordance with the terms of any such bill. If the Guarantee Fee for a Loan is not paid within one hundred twenty (120) days the Guarantee on the Loan will be canceled.

2.12. If the Lender violates, or fails to comply with, any of the terms of this Agreement, it shall become liable to the Authority in an amount equal to the damages sustained by the Authority by virtue of such violation or failure to comply. The Authority may, at its option, and in addition to any other remedies available to it at law or in equity, invoke and apply the provisions of Paragraph 2.13, relating to Limitation, Suspension or Termination.

2.13. In the event the Authority determines that the Lender has violated or failed to comply with the terms of this Agreement or Loan Program, the Authority will take such action as is necessary to protect its interest. This action may include, but is not limited to implementation of Limitation, Suspension or Termination procedures as set forth in the Act and State laws and regulation and corrective action required in order to continue participation.

                                   SECTION 3:

                                  MISCELLANEOUS

3.1. This Agreement may be modified only by written agreement of the parties hereto. Any waiver, modification or failure to insist upon the strict performance of the duties of either party to this Agreement shall not be construed as a waiver or modification generally or of such particular condition in a subsequent instance.

3.2. This Agreement maybe terminated by either party at any time by providing at least sixty (60) days written notice of such termination to the other party hereto. Such termination, however, shall be prospective only and shall not affect the obligations of the parties hereto which were incurred prior to such termination.

3.3. No recourse under or upon this Agreement or any claim based thereon or in respect thereof shall be had against any member, officer, employee, or agent, as such, past, present, or future of the Authority or of any successor organizations, either directly or through the Authority or any successor organizations. This Agreement is solely an obligation of the Authority and no personal liability against any member, officer, employee, or agent, past, present, or future of the Authority shall attach through the Lender or otherwise to the Authority or any successors because of this Agreement.

3.1. This Agreement is governed by the laws of the State of Maine and the Act and constitutes the entire agreement between the parties with respect to the subject matter, provided that the Act and any amendments thereto shall supersede the laws of the State of Maine and/or this Agreement in the event of any particular application or any inconsistency. This Agreement supersedes any and all prior agreements to guarantee or endorse loans between the Authority and the Lender. All prior writings, correspondence, memoranda, agreements, representations, statements, warranties, covenant, negotiations, undertakings, express or implied if any kind or character whatsoever with respect to the subject matter of this Agreement as superseded hereby.

(15)

3.5. Any provision of this Agreement which is prohibited, unenforceable, shall be ineffective to the extent of such prohibition, unenforceability, or nonauthorization without invalidating the remaining provisions hereof.

IN WITNESS WHEREOF, the Authority and the Lender have caused this instrument to be executed by a duly authorized officer and affixed with corporate seals of each as of the day and year indicated below.

FINANCE AUTHORITY OF MAINE                     [NAME]

                                               STUDENT LOAN FINANCE
                                               CORPORATION AND SUBSIDIARIES
                                               (US BANK, TRUSTEE)

By:    /s/ Greg Gollihur                       By:   /s/ Tom Steele
    -------------------------------------          -----------------------------

Print Name: Greg Gollihur                      Print Name: Tom Steele
            -----------------------------                  ---------------------

Title: Director, Education Services            Title: CORPORATE TRUST OFFICER
       ----------------------------------             --------------------------

Date:  February 20, 2002                       Date:  January 30, 2002
       ----------------------------------             --------------------------

Witness:      /s/ Pamela J. Gate               Witness:     /s/ Steve Kohles
         --------------------------------               ------------------------

                                               EIN#: 41-0256895
                                                     ---------------------------

                                               Lender Code: 833405
                                                            --------------------

                    ADDENDUM TO AGREEMENT TO GUARANTEE LOANS

                            FOR OUT-OF-STATE LENDERS

This Agreement is entered into as of the 20th day of February, 2002, by and between the FINANCE AUTHORITY OF MAINE (the "Authority"), a body politic and corporate and a public instrumentality of the State of Maine, with a mailing address of PO Box 949, Augusta, Maine 04332-0949 and STUDENT LOAN FINANCE CORPORATION AND SUBSIDIARIES (US BANK TRUSTEE) (the "Lender"), with a mailing address of 105 SOUTHWEST FIRST AVENUE ABERDEEN, SD 57401-4173.

This Agreement shall be a part of a certain Agreement to Guarantee Loans of even date or contemporaneous date herewith, entered into between the parties hereto (the "Agreement"). To the extent any term, condition or aspect of the Agreement is at variance with the terms of this Addendum, this Addendum shall supersede the terms of the Agreement. All terms and conditions of the Agreement not modified by this Addendum shall be in full force and effect and shall not be in any way limited hereby.

1) The Lender agrees and acknowledges that the Finance Authority of Maine defines an eligible student, in part, as follows:

                  "... a Maine resident attending any eligible educational institution; a non-resident attending an eligible educational institution in Maine; or a resident of any state who is borrowing from an eligible Maine lender."

Section 4. II. B. The Lender, acknowledges that it is not a Maine Lender and agrees that it will only hold or originate loans of or to students (or parents of students, as applicable) who are Maine residents attending any eligible educational institution or persons not a resident of Maine attending an eligible educational institution in Maine.

2) In the event that any law, statute, rule, or regulation governing this program should be enacted, promulgated or interpreted to require that the Authority guarantee loans for students who are neither Maine residents nor attending an eligible educational institution within Maine as a result of this Agreement, or any similar Agreement with a Lender that is not a Maine Lender, this Agreement shall immediately terminate.

(15)

IN WITNESS WHEREOF, the Authority and the Lender have caused this instrument to be executed by a duly authorized officer and affixed with corporate seals of each as of the day and year indicated below.

FINANCE AUTHORITY OF MAINE                     [LENDER]

                                               STUDENT LOAN FINANCE
                                               CORPORATION AND SUBSIDIARIES
                                               (US BANK, TRUSTEE)

By:    /s/ Greg Gollihur                       By:   /s/ Tom Steele
    -------------------------------------          -----------------------------

Print Name: Greg Gollihur                      Print Name: Tom Steele
            -----------------------------                  ---------------------

Title: Director, Education Services            Title: CORPORATE TRUST OFFICER
       ----------------------------------             --------------------------

Date:  February 20, 2002                       Date:  January 30, 2002
       ----------------------------------             --------------------------

Witness:      /s/ Pamela J. Gate               Witness:     /s/ Steve Kohles
         --------------------------------               ------------------------

                                               EIN#:        41-0256895
                                                     ---------------------------

                                               Lender Code: 833405
                                                            --------------------

                           FINANCE AUTHORITY OF MAINE
                   AGREEMENT TO GUARANTEE CONSOLIDATION LOANS

This Agreement is entered into as of the 20th day of February, 2002, by and between the Finance Authority of Maine (hereinafter, the "Authority"), a body corporate and politic and a public instrumentality of the State of Maine having its office in Augusta, Maine and STUDENT LOAN FINANCE CORPORATION & SUBSIDIARIES (US BANK TRUSTEE),an eligible lender with an address of 105 SOUTHWEST FIRST AVENUE, ABERDEEN, SD 57401-4173 (hereinafter, "Lender").

                                    RECITALS:

A. The Authority has entered into an agreement with the U.S. Secretary of Education pursuant to Section 428 of the Act; and

B. The Authority provides guarantee services with respect to approved loans made to Eligible Borrowers (as hereinafter defined) for the consolidation of their obligations with respect to Eligible Student Loans (as hereinafter defined); and

C. The Lender is desirous of arranging for the lending and borrowing of money for the purpose of enabling Eligible Borrowers to consolidate their obligations with respect to Eligible Student Loans through the Consolidation Loan Program (as hereinafter defined) of the Authority in the manner described in this Agreement; and

D. The Lender is fully able and prepared to engage in the transactions contemplated by this Agreement;

E. The Lender has requested that the Authority enter into this Agreement to provide its Guarantee in accordance with the Act and the Rule;

Now, therefore, in consideration of each Consolidation Loan which the Lender makes hereunder, and in further consideration of the foregoing premises and the mutual covenants contained in this Agreement, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually agree as follows:

ARTICLE I.   DEFINITIONS AND INTERPRETATION

A. As used herein, the following words shall have the meanings respectively indicated:

Act: Title IV of the Higher Education Act of 1965 (20 U.S.C. 1071 et seq.) as amended and in effect from time to time, or any successor enactment thereto, and the effective regulations promulgated thereunder.

Agreement: This Agreement to Guarantee Consolidation Loans between the Authority and the Lender dated as of the date first written above and any amendments thereto.

Borrower: An Eligible Borrower who is the maker of a Note and who obtains a Consolidation Loan from the Lender in accordance with the Act, the Guarantee Certificate and this Agreement.

Common Manual: Unified student loan policy for participation in the Federal Family Education Loan Program.

Consolidation Loan: A disbursement of money, contingent upon an agreement to repay, made by the Lender to an Eligible Borrower pursuant to the Act, the Rule, and this Agreement.

Consolidation Loan Program: The system of procedures and policies governing the implementation and maintenance of each Consolidation Loan Guaranteed under the provisions of the Act, applicable law and regulations and as otherwise agreed to by and between the Lender and Authority in accordance with this Agreement.

Default: With respect to any Note, the occurrence of any event that shall constitute a Default under the terms of such Note.

Eligible Borrower: An eligible borrower of a Consolidation Loan as described in the Act and the Common Manual as incorporated into the Rule.

Eligible Student Loan: An education loan eligible for consolidation as described in the Act and the Rule.

Federal Reinsurance: The risk assumed by the federal government as set forth in the Act.

Guarantee: A commitment by the Authority to pay the Lender a percentage of the unpaid principal balance plus accrued unpaid interest of a Consolidation Loan made pursuant to the Consolidation Loan Program and the Guarantee Certificate, after submission by the Lender of all necessary documents in the required form within the applicable time periods, and evidence that the Lender has performed all required origination, servicing and collection activity.

Guarantee Certificate: The certificate of comprehensive insurance coverage issued by the Authority to the Lender in accordance with section 428C (b)(2) of the Act.

Limitation: An action taken by the Authority which restricts the Lender's participation in the Consolidation Loan Program.

Note: A promissory note of a Borrower for a Consolidation Loan set forth on the appropriate form approved by the Authority, which note meets the criteria set forth by the Rule and the Act.

Rule: Chapter 602 of the Rules of the Finance Authority of Maine, which incorporates the Common Manual by reference, and any amendments thereto.

Guarantee Reserve: The fund established by the Authority for the purpose of providing for the payment of any defaulted notes under the Maine Guaranteed Student Loan Program pursuant to authority in 20-A MRSA 11403.

Suspension: The temporary ineligibility of the Lender from the Consolidation Loan Program.

Termination: The removal of the Lender from the Consolidation Loan Program.

B.  In this Agreement, unless the context otherwise requires:

1. The terms "hereby," "hereof," "hereto," "herein," "hereunder" and any similar terms refer to this Agreement, and the term "heretofore" means before, and the term "hereafter" means after, the effective date of this Agreement;

2. Words of the masculine gender mean and include correlative words of the feminine and neuter genders and words importing the singular number mean and include the plural number and vice versa;

3. Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons, Limited Liability Companies; and

4. Any headings preceding the texts of the several articles and sections of this Agreement, and any table of contents or marginal notes appending to copies hereof, shall be solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

C. The parties agree that each party and its counsel reviewed this Agreement and that this Agreement shall be construed as a whole according to its fair meaning and not strictly for or against any party.

ARTICLE II.  PROGRAM ADMINISTRATION

A. By this Agreement the Authority and the Lender hereby agree to participate in the Consolidation Loan Program as follows:

1. The Lender will make Consolidation Loans or cause Consolidation Loans to be made only to Eligible Borrowers pursuant to the terms of the Consolidation Loan Program;

2. The Authority will provide for the Guarantee of Consolidation Loans which have been processed in accordance with the terms of the Consolidation Loan Program; and

3. The Authority or its administrative agent will provide administrative services for the continued maintenance of each Consolidation Loan Guaranteed as required by the Consolidation Loan Program and the Act.

B. A Consolidation Loan may be Guaranteed only if the eligible Lender fully complies with the Rule and the terms and conditions for Consolidation Loans as set forth in the Act.

C. Administrative services, which the Authority or its administrative agent will provide for the Lender under the Consolidation Loan Program, are as follows:

1.  The provision of management and information reports for the Lender;

2. The provision of pre-claims assistance, claims processing and post-claims collections for defaulted Notes; and

3. The provision of all other services and duties required to be performed by a guarantor under the Act with respect to Consolidation Loans under the Consolidation Loan Program.

D. The Lender agrees that, with respect of all Consolidation Loans made or acquired under the Consolidation Loan Program of the Authority and all Notes held or acquired by the Lender from time to time:

1. It will exercise or cause to be exercised reasonable care and diligence in the making, servicing and collection thereof, as prescribed in this Agreement, the Guarantee Certificate and the Common Manual as incorporated into the Rule;

2. It will originate a Consolidation Loan to an Eligible Borrower (on request of that Eligible Borrower) only if the Eligible Borrower certifies that he or she has no other application pending for a Consolidation Loan under the Act and it holds an outstanding Eligible Student Loan of the Eligible Borrower which is guaranteed by the Authority and which has been selected by the Eligible Borrower for consolidation or the Eligible Borrower certifies that he or she has sought and has been unable to obtain a Consolidation Loan with income-sensitive repayment terms acceptable to the Eligible Borrower from the holders of the Eligible Student Loans (which are so selected for consolidation) of that Eligible Borrower.

3.  It will utilize forms approved by the Authority or its administrative agent.

4. It will cause each Consolidation Loan originated by it to bear interest on the unpaid principal balance of such Consolidation Loan at an annual rate that is less than or equal to the interest rate specified by the Act.

5. It will cause each Consolidation Loan originated by it to be subject to repayment in accordance with the terms of the Guarantee Certificate and the Act.

6. It will cause each Consolidation Loan originated by it to be made in an amount which is equal to the sum of the unpaid principal, accrued unpaid interest, collection charges and late charges of all Eligible Student Loans received by the Borrower and selected for consolidation, and which is not less than the minimum amount required for the eligibility of the Borrower under the Act.

7. It will cause the proceeds of each Consolidation Loan originated by the Lender to be paid by the Lender to the holder or holders of the Eligible Student Loans received by the Borrower and selected for consolidation, in order to discharge the liability of the Borrower on such Eligible Student Loans.

8. It will offer a choice of repayment schedules, established by the Lender in accordance with the Act, to the Borrower.

9. It will comply with all federal and state laws and regulations applicable thereto, including but not limited to the Federal Fair Credit Reporting Act and the Equal Credit Opportunity Act; and

(15)

10. It will provide promptly to the Authority such information and reports as may from time to time be reasonably requested by the Authority.

11. It is and will continue to be an "eligible lender" as that term is defined by the Act.

E. By this Agreement, the Authority and the Lender agree that upon the filing of a claim by the Lender, such claim shall be processed in the following manner:

1. In the event of a Default in respect of a Note, the Lender will follow (or cause to be followed) the procedure set forth in the Act and the Rule. Upon receipt by the Authority from the Lender (or servicer) of a request for claim reimbursement form together with the Note (assigned to the Authority) and evidence satisfactory to the Authority that the Consolidation Loan evidenced by such Note was originated and serviced, and collection efforts were made, in accordance with applicable laws and regulations, and the Rule, the Authority will pay to the Lender the percentage of the unpaid balance of principal and interest due on such Note under the terms of the Act and the Rule (other than any portion of such interest payable by the U.S. Department of Education under the Act) provided the Lender has complied in all material respects with the requirements of the Consolidation Loan Program, the Guarantee Certificate, this Agreement, and the Rule. The Authority does not guarantee payment by the Borrower of any delinquency charges imposed for late payments and will not pay the Lender such delinquency charges. The Authority shall thereupon succeed to all the rights of the Lender under such Note.

2. Upon the filing of a valid claim, other than a default claim, as defined in the Act and the Rule, the Authority will pay to the Lender the full amount of the unpaid balance of the principal and interest due on such Note under the terms of the Act and the Rule (other than any portion of such interest payable by the U.S. Department of Education under the Act), provided the Lender has complied in all material respects with the requirements of the Consolidation Loan Program, the Guarantee Certificate, this Agreement, and the Rule in respect of such Note.

3. No claim submitted to the Authority by the Lender with respect to a Consolidation Loan which has been Guaranteed and which is in Default will be paid by the Authority unless the Authority has received from the Lender a Notice of Default together with the Note (assigned to the Authority) and evidence satisfactory to the Authority that (i) the Consolidation Loan evidenced by such Note was originated and serviced, and collection efforts were made, in accordance with applicable laws and regulations, and the Rule, and (ii) the Lender has complied with the requirements of the Consolidation Loan Program, the Guarantee Certificate, this Agreement, and the Rule in respect of such Note. All loss and risk of loss occasioned by the Authority's nonpayment of a claim in accordance with this section shall be borne by the Lender.

F. The Authority reserves the right, upon ninety (90) calendar days written notice, to charge to the Lender a fee or increase any fee charged the Lender, to cover the costs to the Authority of guaranteeing new Consolidation Loans pursuant to this Agreement and the Guarantee Certificate, which fee shall be paid within 90 days by the Lender.

G. Nothing contained in this Agreement will obligate the Lender to make, certify, cause to certify or acquire any particular Consolidation Loan or number of Consolidation Loans under the Consolidation Loan Program.

H. The Lender shall permit the Authority to examine during normal business hours all Consolidation Loan records and files, upon reasonable notice and at reasonable intervals, for the purpose of verifying the accuracy of information provided by the Lender under the Act and in order to conduct an audit and compliance review.

I. If the Authority determines that the Lender has violated the terms of this Agreement or the Consolidation Loan Program, the Authority shall take such action as is necessary to protect its interests. This action may include but not be limited to implementation of the Limitation, Suspension or Termination procedures set out in the Rule (provided, however, that any such Limitation, Suspension or Termination shall not affect the Guarantee of any Consolidation Loan originated by the Lender prior to the initiation of such Limitation, Suspension or Termination).

ARTICLE III. REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE LENDER

The Lender represents and warrants to, and covenants with the Authority that:

A. The Lender is a duly authorized "eligible lender" under the Act in every state in which it is originating Consolidation Loans under the Act as well as the state in which it is organized and incorporated and has authorized the execution and delivery of this Agreement.

B. The Lender is and will continue to qualify at all times during the term of this Agreement as an "eligible lender" under the Act.

C. The Lender will, at all times, conform its actions, policies and procedures to the Act, this Agreement, all applicable Federal and state laws and regulations, and the Rule.

ARTICLE IV.  TERMINATION

Except with respect to Consolidation Loans that have been Guaranteed by the Authority and continue to be outstanding under this Agreement, this Agreement may be terminated by either party with or without cause upon not less than ninety (90) calendar days written notice to the other party. Such termination, as well as termination of the Guarantee Certificate, shall not affect any Notes that are outstanding or duties undertaken hereunder prior to the effective date of the termination notice.

ARTICLE V.   STUDENT LOAN INSURANCE FUND

The Authority covenants that it will at all times, so long as the Lender is the holder of a Note, hold and maintain a Student Loan Insurance Fund, a portion of which is the Guarantee Reserve, as authorized by the Maine State Legislature.

The Authority is obligated to make payments under this Agreement solely from the revenues or other funds of the Guarantee Reserve. Neither the State of Maine nor any political subdivision thereof is obligated to pay the same and neither the faith and credit nor the taxing power of the State of Maine or any of its political subdivisions is pledged to the payments to be made by the Authority under this Agreement.

ARTICLE VI.  LIMITATION OF LIABILITY AND INDEMNIFICATION

A. If the Lender violates or fails to comply with any applicable law or governmental regulation in respect of a Consolidation Loan or participation in the Consolidation Loan Program, then the Lender hereby agrees to assume liability for, and does hereby indemnify, protect and keep harmless the Authority, its successors, assigns, members, directors, officers, agents and servants, from and against any and all liabilities, losses, damages, penalties, claims, actions, expenses and disbursements, including legal fees and expenses, imposed on, incurred by or asserted against them or any of them, in any way relating to or arising out of such violation or failure to comply, regardless of whether the Authority shall have purchased such Consolidation Loan from the Lender and regardless of whether this Agreement remains in effect.

B. The liability of the Authority under this Agreement shall be limited to payment of the Guarantee under Paragraph E of Article II of this Agreement and this shall constitute its sole liability under this Agreement. The Authority shall not be liable for any indirect, incidental or consequential damages (including but not limited to lost profits, lost revenue, or failure to realize expected savings) regardless of the form of the action and whether such damages are foreseeable.

ARTICLE VII. MISCELLANEOUS

This Agreement shall inure to the benefit of and be binding upon the Authority, the Lender and their respective successors and permitted assigns; provided, however, that:

1. This Agreement is not assignable by either party hereto, either in whole or in part, without the prior written consent of the other party, which consent will not be unreasonably withheld; provided however that the Authority shall have the right without the consent of the Lender to assign its rights and obligations hereunder to any transferee of all or substantially all of the education loan assets of the Authority which contracts with the U.S. Department of Education (or its successors) under the Act, or to subcontract its obligations to any person. This paragraph, however, shall not prohibit the Authority from designating an administrative agent to perform its day-to-day responsibilities under this Agreement.

2. Lender shall not assign any rights or obligations under the Agreement in whole or in part without the prior express written consent of the Authority, which consent will not be unreasonably withheld; provided, however, that Lender shall have the right without the consent of the Authority to assign its rights and obligations hereunder to any affiliate or any transferee of all or substantially all of the assets of Lender, or to subcontract its obligations to any person.

B. No failure by any party to exercise, or any delay in exercising, and no course of dealing with respect to any right of such party or any obligation of any other party under this Agreement will operate as a waiver thereof, unless, and only to the extent, agreed to in writing by all parties hereto. Any single or partial exercise by any party of its rights shall not preclude such party from any other or further exercise of such right or the exercise of any other right. Any single or partial waiver by any party of any obligation of any other party under this Agreement will constitute a waiver of such obligation only as specified in such waiver and will not constitute a waiver of any other obligation.

C. Except as otherwise provided in this Agreement, no remedy by the terms of this Agreement conferred upon or reserved to a party is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity or by statute on or after the date of this Agreement including, without limitation, the right to such equitable relief by way of injunction, mandatory or prohibitory, to prevent the breach or threatened breach of any of the provisions of this Agreement or to enforce the performance hereof.

D. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been given if mailed, first class, postage prepaid, addressed (i) if to the Authority, PO Box 949, Augusta, Maine 04332-0949, (ii) if to the Lender, at the address indicated in this Agreement, or (iii) at such other address as the party to be notified has designated upon reasonable notice.

E. Any provision of this Agreement which is held to be prohibited, unenforceable or not authorized by any court of competent jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability, or legality of such provision in any other jurisdiction.

F. No recourse under or upon this Agreement or any claim based thereon or in respect thereof shall be had against any incorporator, member, officer, employee or trustee, as such, past, present or future, of the Lender or of the Authority or of any successor organizations, either directly or through the Lender or the Authority or any successor organizations. This Agreement is solely a corporate obligation and no personal liability against any incorporator, member, officer, employee or trustee, past, present or future of the parties shall attach through the Lender or the Authority or any successor corporations or entities, because of this Agreement or any Note or Guarantee thereof.

G. The Lender hereby represents, covenants and warrants that it has full legal power and authority to contract for the performance of consolidation loan guarantee services and qualifies as an "eligible lender" under section 428C(a) of the Act.

H. If the Lender purchases, sells, assigns, or pledges any Notes guaranteed by the Authority under this Agreement or any other agreement, it must notify the Authority within 30 days of such transaction.

I. In the event of a dispute arising under this Agreement, the laws of the State of Maine shall apply.

J. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and supersedes all prior agreements, written or oral, not incorporated herein. All prior writings, correspondence and memoranda, representations, statements, warranties, agreements or covenants, express or implied, of any kind or character whatsoever with respect to such subject matter of this agreement are superseded hereby.

K. The parties agree that no legal relationship of any kind exists as a result of this Agreement, other than the covenants expressly contained herein. This Agreement shall not constitute, create, give effect to or otherwise imply a joint venture, partnership or business organization of any kind. The parties to this agreement are independent parties and the personnel of one party shall not be deemed the personnel of the other. Nothing in this Agreement shall grant to either party any right to make commitments of any kind or to create any obligation for or on behalf of the other without the prior written consent of the other party, except to the extent stated herein.

L. If a party is delayed from completing performance of any or all of its obligations under this Agreement by an act of God or any other occurrence beyond its reasonable control, then performance shall be excused for as long as is reasonably necessary to complete performance.

M. If any action, at law or equity, including an action for declaratory relief, is brought to enforce or interpret this Agreement, then the prevailing party shall be entitled to recover its reasonable costs, expenses, and attorney fees from the other party, in addition to any other relief that may be awarded.

N. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

In Witness Whereof, the Finance Authority of Maine and the Lender have each caused this instrument to be executed as of the date first written above, by their respective duly authorized officers.

(LENDER)                                          Finance Authority of Maine

STUDENT LOAN FINANCE
CORPORATION AND
SUBSIDIARIES
(US BANK TRUSTEE)

____________________________________________      _____________________________________________

By:    /s/ Tom Steele                             By:   /s/ Greg Gollihur
     ---------------------------------------          -----------------------------------------

Print Name: Tom Steele                            Print Name:  Greg Gollihur
            --------------------------------                   --------------------------------

Its: CORPORATE TRUST OFFICER                      Its: Director, Education Services
     ---------------------------------------           ----------------------------------------

Department of Education Lender Code:

LID #:      833405
       -------------------------------------

Employer Identification Number:

EIN #:      41-0256895
       -------------------------------------

                           FINANCE AUTHORITY OF MAINE

                 CERTIFICATE OF COMPREHENSIVE GUARANTEE COVERAGE

This CERTIFICATE is entered into as of the 20th day of February, 2002, for certain consolidation loans made pursuant to Part B of Title IV of the Higher Education Act of 1965 (20 U.S.C. (S) 1071 et seq.) as amended and in effect from time to time, STUDENT LOAN FINANCE CORPORATION AND SUBSIDIARIES (US BANK TRUSTEE) (hereinafter referred to as the "Lender") wishes to secure from the Finance Authority of Maine, a body corporate and politic and a public instrumentality of the State of Maine having its principal office in Augusta, Maine (hereinafter the "Authority") its guaranty of loans made to certain eligible borrowers. Therefore, the Authority and the Lender hereby agree and certify as follows:

1. As used herein, the following words shall have the meanings respectively indicated:

Act: Part B of Title IV of the Higher Education Act of 1965 (20 U.S.C. (S) 1071 et seq.) as amended and in effect from time to time, or any successor enactment thereto, and the effective administrative regulations promulgated thereunder.

Agreement: The Agreement to Guarantee Consolidation Loans between the Authority and the Lender, and any amendments thereto.

Certificate: This Certificate of Comprehensive Guarantee Coverage issued by the Authority to the Lender in accordance with the Act.

2. In this Certificate, unless the context or this Certificate otherwise requires, all definitions and other provisions of the Agreement are controlling. This Certificate is hereby incorporated into the Agreement and made a part thereof.

3. Within the limits set by the Act, the Rule, the Agreement and this Guarantee Certificate, the Authority will make its Guarantee available to the Lender to partially insure the Lender against loss of principal and interest on Consolidation Loans originated by the Lender with respect to which Lender requests such guarantee. Insurance will be at the maximum provided for under the Act. The aggregate amount of such Guarantee shall at no time exceed $100,000,000.00; provided, however, that upon receipt of a written request of the Lender, the Authority may increase the aggregate amount of such Guarantee by an amount to be mutually agreed upon in writing by the Authority and the Lender.

4. The issuance by the Authority of Guarantees for Consolidation Loans originated by the Lender under the Consolidation Loan Program is made in reliance on the implied representations of the Lender that all requirements for the issuance of the Authority Guarantee and the eligibility of such Consolidation Loans for Federal Reinsurance have been met. The continuance of Guarantees issued by the Authority for Consolidation Loans is conditioned upon continued compliance by each and every holder of such Consolidation Loan with the Act and the Common Manual as incorporated into the Rule. The delegation of one or more functions to a servicing agency or another party does not relieve the Lender of its responsibilities in administering Consolidation Loans.

5    Each time the Lender originates a Consolidation Loan, the Lender shall provide thorough and accurate loan information to the Eligible Borrower.

6. No Consolidation Loan originated by the Lender will be covered by the Authority's Guarantee unless and until the Lender has determined, in accordance with reasonable and prudent business practice, with respect to each Eligible Student Loan being consolidated (a) that each Eligible Student Loan is a legal, valid and binding obligation; (b) that each such Eligible Student Loan was originated and serviced in compliance with applicable laws and regulations; and
(c) with respect to all Eligible Student Loans made, insured, or guaranteed under the Act, that the insurance or guarantee on each such Eligible Student Loan is in full force and effect.

7. The Lender will at all times be subject to the reporting requirements identified in the Common Manual as incorporated into the Rule and the Limitation, Suspension and Termination procedures set out in the Common Manual as incorporated into the Rule (provided, however, that any such Limitation, Suspension or Termination shall not affect the Guarantee of any Consolidation Loan originated by the Lender prior to the initiation of such Limitation, Suspension or Termination).

8. All claims on Consolidation Loans Guaranteed pursuant to this Certificate and all related administrative functions to be performed by the Authority pursuant to this Certificate or the Agreement or the Common Manual as incorporated into the Rule shall be processed or performed by the Authority or by such administrative agent as it may designate.

9. The Lender may offer to the Eligible Borrower and establish such alternative repayment terms on a Consolidation Loan as will promote the objectives of the Consolidation Loan Program; provided, however, that such alternative repayment terms are in accordance with the Act, the Common Manual as incorporated into the Rule, and the Agreement.

10. Repayment of each Consolidation Loan originated by the Lender pursuant to the Agreement and this Guarantee Certificate must commence within sixty (60) days after the proceeds of such Consolidation Loan are paid by the Lender to the holder or holders of Eligible Student Loans selected for consolidation and the liability of the Eligible Borrower on such Eligible Loans is discharged.

11. Each repayment schedule established by the Lender with respect to a Consolidation Loan must require thereof the minimum installment payment be equal to unpaid interest on such Consolidation Loan.

12. Except with respect to Consolidation Loans that have been Guaranteed by the Authority and continue to be outstanding under this Certificate, this Certificate may be terminated by either party with or without cause upon not less than ninety (90) calendar days prior written notice to the other party. Such termination will not affect the Guarantee of any Consolidation Loan originated by the Lender prior to such termination.

13. This Guarantee Certificate shall be in effect, subject to the Act, the Agreement and the Common Manual as incorporated into the rule, from the date of its execution by the Authority until expiration of the Authority in the Act to make or Guarantee Consolidation Loans, but no later than December 31, 2005.

                                        FINANCE AUTHORITY OF MAINE
STUDENT LOAN FINANCE
CORPORATION AND SUBSIDIARIES
(US BANK, TRUSTEE)
                                        ----------------------------------------

By:     /s/ Tom Steele                  By:   /s/ Greg Gollihur
    --------------------------------        ------------------------------------
         Authorized Signature                  Greg Gollihur

Print Name: Tom Steele                  Title: Director, Education Services
            ------------------------           ---------------------------------

Title: CORPORATE TRUST OFFICER
       -----------------------------

       141 N MAIN AVE BOX 5308
------------------------------------
Address

SIOUX FALLS, SD 57117-5708
------------------------------------
City, State Zip

January 30, 2002
------------------------------------
Date

       41-0256895
------------------------------------
Federal Identification Number

       833405
------------------------------------
D.E. Lender Code Number


         (605) 622-4400
------------------------------------
Telephone Number

                                        3